AXP(R) Partners
                                                                       Small Cap
                                                                     Growth Fund
                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) ruler

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Three Managers, One Goal

While it's true that stocks come in all sizes, all of them started out the same -- as small-caps. For an investor, the trick is to find the ones that have what it takes to grow in both size and stature in the marketplace. This Fund uses three experienced investment firms, operating independently, to uncover stocks of small companies that have the potential for strong earnings growth and capital appreciation: INVESCO Funds Group, Neuberger Berman Management and RS Investment Management.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Managers' Q & A                           3

Fund Facts                                          6

The 10 Largest Holdings                             7

Making the Most of the Fund                         8

The Fund's Long-term Performance                    9

Board Members and Officers                         10

Independent Auditors' Report                       13

Financial Statements                               14

Notes to Financial Statements                      17

Investments in Securities                          24

Federal Income Tax Information                     29

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2 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

Portfolio Managers' Q & A

Q: How did AXP Partners Small Cap Growth Fund perform for the one-year period ended March 31, 2002?

A: For the year, AXP Partners Small Cap Growth Fund, which is managed by three partner firms of American Express Financial Advisors, returned 7.29% (Class A shares excluding sales charges). By comparison, the unmanaged Russell 2000(R) Growth Index, the unmanaged Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index returned 4.95%, 13.98% and 5.73%, respectively, for the same period.

Comments from the RS Investment Management team

Q: What factors in the market affected your portion of the Fund during the year?

A: The market started the year on a positive note, even though the U.S. economy was in the midst of a decline. Small-cap stocks in particular performed well in the first two months of the Fund's fiscal year. The environment changed in the summer months, and stocks began moving in a decidedly negative direction. The tragic terrorist attacks made the environment even worse as September came to an end. However, stocks, led by a boom in the technology sector, rebounded sharply in the closing months of 2001, when investors became convinced the

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3 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT
economy would begin to enjoy improved performance. That rally stalled at the beginning of 2002 under profit-taking pressure, uncertainty over earnings visibility and accelerating political uncertainty around the globe. In January and February, the Fund moved in a negative direction, but recovered much of the lost ground in March.

Q: What significant changes did you make to the portfolio you managed during this period?

A: We maintained a very diversified strategy, owning stocks across a broad spectrum of the small-cap growth category. This helped to mitigate some of the market's volatility over the past year. We made a concerted effort to boost the portfolio's position in technology stocks, notably in the software area, after the September selloff. These stocks offered very attractive valuations and we felt were well-positioned for a rebound, which did occur at the end of 2001. Stocks of consumer companies that benefit from a cyclical upturn in the economy also played a bigger part in the portfolio.

Q: What is your outlook for the period ahead?

A: Clearly, the market environment has been very challenging. That hasn't changed our approach of taking a reasonably long-term view with many of our holdings. We try to avoid the distractions of short-term market swings and sector rotation in managing our portfolio. It remains largely sector-neutral and is populated with solid, small-cap companies producing reasonable growth in a difficult economic environment, or poised to benefit from an improving economy.

Comments from the Neuberger Berman Management team

Q: What factors in the market affected your portion of the Fund during the year?

A: With the bursting of the technology stock bubble, the U.S. recession, the terrorist attacks of September 11th and fallout from the Enron situation, the past year proved to be one of the most challenging in recent memory. Equity market trends favored stocks of small-cap companies. However, market trends were also tilted toward the value style. The Fund benefited from positive performance in sectors where we maintained significant exposure, such as financial, consumer discretionary and healthcare stocks. We also benefited by maintaining a limited exposure to the troubled telecommunications service sector.

Q: What significant changes did you make to the portfolio you managed during this period?

A: As is always required due to the volatile nature of the small-cap growth sector, we constantly monitor stocks, both inside and outside the portfolio. We added to our exposure in consumer discretionary and information technology sectors, while reducing our portfolio's positions in healthcare and energy. We were particularly disappointed in developments in the biotechnology industry, which led to the cutback in our healthcare weighting.

Q: What is your outlook for the period ahead?

A: We believe small-cap growth stocks remain attractively priced compared to other sectors of the equity market. Typically, smaller stocks perform well in periods following a recession. We are hopeful that historical evidence, while not a guarantee of future performance, is an indication of the fruits to be harvested over the coming year. We are currently investing in a number of cyclical stocks, with a particular focus on industries such as retail, semiconductors, software and business services. We believe these stocks are well positioned to benefit from the market's anticipated recovery as the year progresses.

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4 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Comments from the INVESCO Funds Group team

Q: What factors in the market affected your portion of the Fund during the year?

A: The past 12 months were challenging for small-cap growth investors. While efforts were made by the Federal Reserve and the government to stimulate the economy, it continued to stagnate. Meanwhile, the technology sector was plagued by excessive inventories, and manufacturing was mired in a recession. Only the consumer area was healthy. These trends kept investors risk averse, and bonds and other more defensive investments rallied, while growth stocks lagged. Following the September 11th terrorist attacks, conditions worsened. But by the middle of October, the United States had launched its war on terrorism, and confidence began to bounce back. Small-cap stocks rallied throughout the fourth quarter. During the first quarter of 2002, stocks exhibited mixed performance. Economic worries, the Enron scandal and ongoing tensions in the Middle East kept investors somewhat cautious. But by March, market sentiment improved as economic data started to paint a picture of a surprisingly strong recovery leading to a better outlook for corporate earnings. Overall, our holdings in aggressive investments generally lagged more defensive securities, notably value stocks. Among the sectors that detracted from the Fund's performance were the technology, telecommunications and basic materials areas. On the positive side, the Fund's consumer staples stocks performed well throughout the year, benefiting from the market's rotation to more defensive areas. Elsewhere, our financial services exposure made positive contributions as well, buoyed by the Federal Reserve's numerous cuts in short-term interest rates. A rally in energy stocks also worked to the Fund's advantage in the second half of the year.

Q: What significant changes did you make to the portfolio you managed during this period?

A: We have positioned the portfolio with the expectation of an economic recovery. We are most enthusiastic about market-sensitive financial services firms, industrial and consumer discretionary stocks. We also have identified positive opportunities around several core technology holdings. Energy has been an area to which we have added opportunistically. Other tactics included decreasing the portfolio's exposure to biotechnology stocks, based on our belief that the significant risks that exist there are not aligned with the potential rewards. We also reduced the Fund's exposure to the struggling telecommunications sector.

Q: What is your outlook for the period ahead?

A: We remain cautiously optimistic about the near-term outlook for small-cap stocks. Although we have started to see marginal economic improvement, investor sentiment remains quite volatile. We continue to believe the economy will improve in the coming year and the stock market will again reflect that recovery. However, we anticipate that until there are clear signs of a sustainable recovery, it will remain a "stockpicker's market," characterized by individual issues performing well based on company-specific factors rather than sectors or trends leading the way. Given that, we are optimistic about the potential offered by our portfolio.

Note to shareholders: Effective Feb. 7, 2002, the name of the Fund changed from AXP Small Cap Growth Fund to AXP Partners Small Cap Growth Fund.

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5 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $4.43
March 31, 2001                                                    $4.13
Increase                                                          $0.30

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    +7.29%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $4.39
March 31, 2001                                                    $4.12
Increase                                                          $0.27

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    +6.55%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $4.39
March 31, 2001                                                    $4.12
Increase                                                          $0.27

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    +6.55%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $4.43
March 31, 2001                                                    $4.13
Increase                                                          $0.30

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                    +7.32%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                   Percent                      Value
                               (of net assets)         (as of March 31, 2002)
Coinstar                            1.3%                      $2,978,196
Artisan Components                  1.3                        2,895,040
MemberWorks                         1.0                        2,370,036
PLATO Learning                      1.0                        2,289,085
Alloy                               0.9                        2,089,170
RMH Teleservices                    0.9                        2,049,300
Alliance Data Systems               0.8                        1,933,266
dELiAs Cl A                         0.8                        1,897,962
HCC Insurance Holdings              0.8                        1,883,830
Cephalon                            0.8                        1,833,300

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 9.6% of net assets

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7 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

The Fund's Long-term Performance

          Value of your $10,000 in AXP Partners Small Cap Growth Fund
(line chart)

$12,000

    $9,425
                                                                          $8,206
$8,000     Russell 2000(R) Index                          AXP Partners Small Cap
                                                             Growth Fund Class A
                        Lipper Small-Cap     Russell 2000(R)
$6,000                Growth Funds Index        Growth Index

$4,000

$2,000

2/1/01      3/01          6/01             9/01             12/01           3/02

Average Annual Total Returns (as of March 31, 2002)

                                1 year                    Since inception*
Class A                         +1.12%                          -15.43%
Class B                         +2.55%                          -14.77%
Class C                         +6.55%                          -11.78%
Class Y                         +7.32%                          -11.05%

* Inception date was Jan. 24, 2001.

Assumes: Holding period from 2/1/01 to 3/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $0. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited performance indexes, the Russell 2000(R) Growth Index, the Lipper Small-Cap Growth Funds Index and the Russell 2000(R) Index. In comparing AXP Partners Small Cap Growth Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

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9 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice President -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended March 31, 2002 and for the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Growth Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 3, 2002

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13 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $209,621,560)                                                                      $223,080,945
Cash in bank on demand deposit                                                                           13,358,539
Capital shares receivable                                                                                   353,362
Dividends and accrued interest receivable                                                                    21,696
Receivable for investment securities sold                                                                 1,760,751
                                                                                                          ---------
Total assets                                                                                            238,575,293
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       12,250
Payable for investment securities purchased                                                               7,453,452
Payable upon return of securities loaned (Note 5)                                                         3,036,400
Accrued investment management services fee                                                                    5,610
Accrued distribution fee                                                                                      3,050
Accrued transfer agency fee                                                                                   1,691
Accrued administrative services fee                                                                             488
Other accrued expenses                                                                                      132,765
                                                                                                            -------
Total liabilities                                                                                        10,645,706
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $227,929,587
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    516,553
Additional paid-in capital                                                                              228,722,126
Accumulated net realized gain (loss) (Note 7)                                                           (14,768,477)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                                           13,459,385
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $227,929,587
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $151,595,643
                                                            Class B                                    $ 71,373,085
                                                            Class C                                    $  4,894,303
                                                            Class Y                                    $     66,556
Net asset value per share of outstanding capital stock:     Class A shares         34,257,452          $       4.43
                                                            Class B shares         16,267,197          $       4.39
                                                            Class C shares          1,115,567          $       4.39
                                                            Class Y shares             15,037          $       4.43
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $  2,795,215
                                                                                                       ------------

See accompanying notes to financial statements.

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14 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                                              $    198,532
Interest                                                                                                    382,784
                                                                                                            -------
Total income                                                                                                581,316
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                        1,074,990
Distribution fee
   Class A                                                                                                  199,676
   Class B                                                                                                  331,663
   Class C                                                                                                   21,243
Transfer agency fee                                                                                         284,329
Incremental transfer agency fee
   Class A                                                                                                   20,936
   Class B                                                                                                   16,885
   Class C                                                                                                    1,277
Service fee -- Class Y                                                                                           23
Administrative services fees and expenses                                                                    92,972
Compensation of board members                                                                                10,085
Custodian fees                                                                                              176,447
Printing and postage                                                                                         26,109
Registration fees                                                                                           152,282
Audit fees                                                                                                   14,000
Other                                                                                                        16,111
                                                                                                             ------
Total expenses                                                                                            2,439,028
   Expenses reimbursed by AEFC (Note 2)                                                                    (405,723)
                                                                                                          --------
                                                                                                          2,033,305
   Earnings credits on cash balances (Note 2)                                                                  (909)
                                                                                                               ----
Total net expenses                                                                                        2,032,396
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,451,080)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                              (13,430,311)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    17,795,722
                                                                                                         ----------
Net gain (loss) on investments                                                                            4,365,411
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                        $  2,914,331
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund
                                                                                 March 31, 2002     For the period from
                                                                                   Year ended        Jan. 24, 2001* to
                                                                                                      March 31, 2001
Operations and distributions
Investment income (loss) -- net                                                  $ (1,451,080)          $    (6,896)
Net realized gain (loss) on security transactions                                 (13,430,311)           (1,333,893)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              17,795,722            (4,610,332)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                     2,914,331            (5,951,121)
                                                                                    ---------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                          (29,950)                   --
     Class Y                                                                              (33)                   --
                                                                                          ---                  ----
Total distributions                                                                   (29,983)                   --
                                                                                      -------                  ----
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        132,605,574            19,911,035
   Class B shares                                                                  67,170,438             8,635,752
   Class C shares                                                                   4,581,938               518,887
   Class Y shares                                                                      65,583                    --
Reinvestment of distributions at net asset value
   Class A shares                                                                      26,024                    --
   Class Y shares                                                                          32                    --
Payments for redemptions
   Class A shares                                                                 (12,917,220)             (319,145)
   Class B shares (Note 2)                                                         (4,172,757)             (105,574)
   Class C shares (Note 2)                                                           (281,769)                 (230)
   Class Y shares                                                                      (1,304)                   --
                                                                                       ------                  ----
Increase (decrease) in net assets from capital share transactions                 187,076,539            28,640,725
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           189,960,887            22,689,604
Net assets at beginning of year (Note 1)                                           37,968,700            15,279,096**
                                                                                   ----------            ----------
Net assets at end of year                                                        $227,929,587           $37,968,700
                                                                                 ============           ===========
Undistributed net investment income                                              $         --           $    29,699
                                                                                 ------------           -----------

 * When shares became publicly available.
** Initial capital of $15,000,000 was contributed on Jan. 17, 2001. The Fund had an increase in net assets resulting from operations of $279,036 during the period from Jan. 17, 2001 to Jan. 24, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Partners Small Cap Growth Fund (formerly known as AXP Small Cap Growth Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies. On Jan. 17, 2001, American Express Financial Corporation (AEFC) invested $15,000,000 in the Fund which represented 2,959,600 shares for Class A, 20,000 shares for Class B, 20,000 shares for Class C and 400 shares for Class Y, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on Jan. 24, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk

--------------------------------------------------------------------------------
17 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------
18 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,451,364 and accumulated net realized loss has been decreased by $119 resulting in a net reclassification adjustment to decrease paid-in capital by $1,451,483.

The tax character of distributions paid for the periods indicated is as follows:

                                                          For the period from
                                     March 31, 2002         Jan. 24, 2001* to
                                       Year ended            March 31, 2001
Class A
Distributions paid from:
    Ordinary income                       $29,950                 $--
    Long-term capital gain                     --                  --

Class Y
Distributions paid from:
    Ordinary income                            33                  --
    Long-term capital gain                     --                  --
                                          -------                 ---

* When shares became publicly available.

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                            $         --
Accumulated gain (loss)                                  $(11,619,116)
Unrealized appreciation (depreciation)                   $ 10,310,024

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment increased the fee by $15,300 for the year ended March 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,184,603 for Class A, $21,913 for Class B and $704 for Class C for the year ended March 31, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until March 31, 2003. Under this agreement, total expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets. In addition, for the year ended March 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.53% for Class A shares and 1.35% for Class Y shares.

--------------------------------------------------------------------------------
20 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $909 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $333,237,407 and $160,293,496, respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Year ended March 31, 2002
                                             Class A          Class B            Class C         Class Y

Sold                                       30,115,668        15,362,339        1,052,267            14,972
Issued for reinvested distributions             5,657                --               --                 7
Redeemed                                   (3,060,204)         (970,454)         (67,865)             (342)
                                           ----------          --------          -------              ----
Net increase (decrease)                    27,061,121        14,391,885          984,402            14,637
                                           ----------        ----------          -------            ------

                                                           Jan. 24, 2001* to March 31, 2001
                                             Class A          Class B            Class C         Class Y
Sold                                        4,309,409         1,881,146          111,219                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                      (72,678)          (25,834)             (54)               --
                                              -------           -------              ---              ----
Net increase (decrease)                     4,236,731         1,855,312          111,165                --
                                            ---------         ---------          -------              ----

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $2,795,215 were on loan to brokers. For collateral, the Fund received $3,036,400 in cash. Income from securities lending amounted to $12,729 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund had a capital loss carry-over of $11,619,116 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002    2001(b)
Net asset value, beginning of period                         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                  (.03)       --
Net gains (losses) (both realized and unrealized)              .33      (.96)
Total from investment operations                               .30      (.96)
Net asset value, end of period                               $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                       $152       $30
Ratio of expenses to average daily net assets(c),(e)         1.53%     1.50%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.02%)    (.03%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              7.29%   (18.86%)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)              .31      (.96)
Total from investment operations                               .27      (.97)
Net asset value, end of period                               $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                        $71        $8
Ratio of expenses to average daily net assets(c),(f)         2.31%     2.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.81%)    (.78%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              6.55%   (19.06%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                  (.04)     (.01)
Net gains (losses) (both realized and unrealized)              .31      (.96)
Total from investment operations                               .27      (.97)
Net asset value, end of period                               $4.39      $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                         $5        $1
Ratio of expenses to average daily net assets(c),(g)         2.31%     2.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                 (1.81%)    (.77%)(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              6.55%   (19.06%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                 2002     2001(b)
Net asset value, beginning of period                         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                 (.02)        --
Net gains (losses) (both realized and unrealized)              .32      (.96)
Total from investment operations                               .30      (.96)
Net asset value, end of period                               $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
Ratio of expenses to average daily net assets(c),(h)         1.35%     1.31%(d)
Ratio of net investment income (loss)
to average daily net assets                                  (.98%)     .11%(d)
Portfolio turnover rate (excluding short-term securities)     153%       35%
Total return(i)                                              7.32%   (18.86%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.89% and 4.37% for the periods ended 2002 and 2001, respectively.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.65% and 5.51% for the periods ended 2002 and 2001, respectively.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.65% and 5.51% for the periods ended 2002 and 2001, respectively.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.71% and 4.07% for the periods ended 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Investments in Securities
AXP Partners Small Cap Growth Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (92.0%)
Issuer                                         Shares            Value(a)

Aerospace & defense (1.8%)
Alliant Techsystems                           16,400(b)       $1,672,636
DRS Technologies                              13,600(b)          564,264
Goodrich                                      17,000             537,880
Herley Inds                                   20,000(b)          400,000
Titan                                         47,500(b)          980,875
Total                                                          4,155,655

Airlines (0.3%)
AirTran Holdings                              70,000(b)          423,500
Frontier Airlines                             17,500(b)          320,600
Total                                                            744,100

Automotive & related (0.6%)
American Axle & Mfg Holdings                  20,100(b)          582,900
GenCorp                                       50,000             786,000
Total                                                          1,368,900

Banks and savings & loans (3.7%)
Alliance Data Systems                         76,900(b)        1,933,266
Boston Private Financial Holdings             56,200           1,503,350
City Natl                                     12,100             636,581
Commerce Bancorp                              22,200             996,780
Cullen/Frost Bankers                          14,200             509,354
Eoronet Worldwide                             60,200(b)        1,023,400
Net.B@nk                                      16,000(b)          270,400
Roslyn Bancorp                                13,700             283,590
Silicon Valley Bancshares                     23,500(b)          710,875
UCBH Holdings                                 14,000             503,720
Total                                                          8,371,316

Beverages & tobacco (0.8%)
Constellation Brands                           9,500(b)          522,120
Vector Group                                  43,185           1,235,091
Total                                                          1,757,211

Building materials & construction (0.7%)
Dycom Inds                                     7,900(b)          118,105
Florida Rock Inds                              9,000             358,560
Louisiana-Pacific                             62,000(b)          665,880
Simpson Mfg                                    8,000(b)          489,200
Total                                                          1,631,745

Chemicals (1.6%)
Crompton                                      14,100             174,135
Lyondell Chemical                             43,800             727,518
Millipore                                      9,550(b)          422,492
OM Group                                      10,000             723,000
Omnova Solutions                              25,600             212,480
Stericycle                                    10,900(b)          681,915
Waste Connections                             21,500(b)          720,465
Total                                                          3,662,005

Communications equipment & services (2.1%)
ADC Telecommunications                        50,000(b)          203,500
AirGate PCS                                   68,300(b)          956,200
C-COR.net                                     27,500(b)          495,000
Finisar                                       69,400(b)          534,380
Intrado                                       41,800(b)          910,822
Nextel Partners Cl A                          50,000(b)          301,000
NMS Communications                            75,000(b)          319,500
Polycom                                       15,600(b)          383,760
Powerwave Technologies                        27,100(b)          348,777
REMEC                                          6,000(b)           55,500
Tekelec                                       27,500(b)          315,150
Total                                                          4,823,589

Computers & office equipment (19.8%)
Agile Software                                10,900(b)          131,890
Alloy                                        139,000(b)        2,089,170
Answerthink                                   89,100(b)          580,041
Anteon Intl                                    4,600(b)           95,680
Aspen Technology                              23,550(b)          539,295
Auspex Systems                               450,000(b)          562,500
BEA Systems                                   30,000(b)          411,300
BISYS Group                                   12,000(b)          423,000
Borland Software                              63,200(b)          822,232
Centillium Communications                     47,000(b)          568,700
Chordiant Software                           100,000(b)          727,000
Click2learn                                  226,300(b)        1,115,659
Concurrent Computer                           43,200(b)          358,992
Delano Technology                            250,000(b,c)        140,000
DiamondCluster Intl Cl A                      50,000(b)          646,000
Docent                                        42,100(b)           74,517
EarthLink                                     64,200(b)          651,630
Entrust                                      110,000(b)          558,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
24 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Computers & office equipment (cont.)
Extreme Networks                              50,000(b)         $520,000
Handspring                                   131,200(b)          611,392
Henry (Jack) & Associates                     13,400             297,212
I-many                                        95,000(b)          471,200
iManage                                      207,800(b)        1,388,104
Insight Enterprises                           60,200(b)        1,362,928
Intergraph                                    36,000(b)          633,960
Internet Security Systems                     17,300(b)          395,305
Investment Technology Group                   13,750(b)          725,175
Investors Financial Services                  15,850           1,205,393
IONA Technologies-ADR                         96,500(b,c)      1,633,745
Kronos                                        17,700(b)          831,546
Lantronix                                    212,200(b)          549,598
Lawson Software                               64,800(b)          777,600
M-Systems Flash Disk Pioneers                 59,500(b,c)        554,540
Manhattan Associates                          14,000(b)          533,400
Manugistics Group                             38,300(b)          822,684
MatrixOne                                     60,000(b)          535,200
McAfee.com                                    35,000(b)          576,450
McDATA Cl A                                   47,800(b)          567,386
Midway Games                                   9,900(b)          133,254
Netegrity                                     80,900(b)        1,196,511
OPNET Technologies                            68,000(b)          648,040
PEC Solutions                                 16,800(b)          413,112
PLATO Learning                               129,400(b)        2,289,085
Precise Software Solutions                    71,200(b,c)      1,658,248
QLogic                                        12,100(b)          599,192
Quest Software                                22,700(b)          342,997
Raindance Communications                     198,600(b)          693,114
Renaissance Learning                          11,000(b)          359,700
Retek                                         14,100(b)          370,125
Secure Computing                              68,600(b)        1,345,246
SeeBeyond Technology                          59,000(b)          451,350
SkillSoft                                     12,200(b)          281,210
SmartForce ADR                                11,400(b)          119,700
SonicWALL                                     33,900(b)          442,056
Stellent                                      19,150(b)          184,415
Support.com                                  350,000(b)        1,057,000
TALX                                          35,240             563,840
TeleTech Holdings                             55,000(b)          738,650
THQ                                            5,800(b)          284,780
Tier Technologies Cl B                        32,900(b)          580,685
Tripos                                        50,000(b)        1,309,000
Verity                                        32,500(b)          574,600
Viewpoint                                    229,400(b)        1,385,576
Vitria Technology                             75,000(b)          296,250
Websense                                       7,200(b)          181,152
Witness Systems                               68,800(b)          968,016
Total                                                         44,956,128

Electronics (11.2%)
Aeroflex                                      70,200(b)          902,772
Alpha Inds                                    24,800(b)          378,200
Anaren Microwave                              36,300(b)          527,439
Artisan Components                           174,400(b)        2,895,040
ATI Technologies                              70,000(b,c)        938,000
ATMI                                          16,700(b)          525,215
Brooks Automation                             14,000(b)          636,160
Cable Design Technologies                     35,000(b)          467,250
Cohu                                          12,300             350,427
Conductus                                    237,800(b)          523,160
Cree                                          20,500(b)          279,415
DDi                                           17,800(b)          151,834
Elantec Semiconductor                          6,900(b)          295,113
ESS Technology                                82,400(b)        1,708,976
Exar                                          16,400(b)          336,856
Genesis Microchip                             20,900(b)          543,400
Genus                                         50,000(b)          212,500
HEI                                          112,000(b)          683,200
Integrated Device Technology                  21,200(b)          704,688
IXYS                                          30,000(b)          350,700
LTX                                           58,100(b)        1,579,739
Microsemi                                     38,300(b)          625,056
Microtune                                     85,800(b)        1,232,946
MIPS Technologies Cl A                        55,000(b)          404,800
Mykrolis                                       6,700(b)          100,500
Oak Technology                                44,500(b)          662,160
OSI Systems                                   20,500(b)          516,600
Pemstar                                       41,500(b)          398,400
Photon Dynamics                               12,500(b)          636,125
Plexus                                        20,900(b)          493,240
Power-One                                    173,700(b)        1,420,866
Semtech                                       17,300(b)          631,450
Silicon Laboratories                          13,200(b)          466,356
Therma-Wave                                   50,000(b)          722,000
TriQuint Semiconductor                        45,000(b)          540,450
TTM Technologies                              18,000(b)          178,380
Varian Medical Systems                        15,700(b)          642,130
Varian Semiconductor Equipment Associates      9,600(b)          432,000
Veeco Instruments                              7,300(b)          255,500
Total                                                         25,349,043

Energy (0.5%)
Newfield Exploration                          12,500(b)          462,375
Ocean Energy                                  35,000             692,650
Total                                                          1,155,025

See accompanying notes to investments in securities.

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25 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Energy equipment & services (4.5%)
Boots & Coots/Intl Well Control              375,000(b)         $135,000
Cal Dive Intl                                 63,600(b)        1,583,640
Evergreen Resources                            2,700(b)          112,590
FMC Technologies                              30,000(b)          597,900
Global Inds                                   27,100(b)          252,843
Horizon Offshore                              20,300(b)          238,119
Key Energy Services                           70,000(b)          750,400
Natl-Oilwell                                  57,700(b)        1,461,541
Newpark Resources                             35,000(b)          271,250
Oceaneering Intl                               6,300(b)          182,700
Patterson-UTI Energy                          51,400(b)        1,528,636
Precision Drilling                            21,400(b,c)        683,944
Pride Intl                                    73,200(b)        1,163,880
Smith Intl                                    11,500(b)          779,125
Superior Energy Services                      61,700(b)          620,702
Total                                                         10,362,270

Financial services (0.8%)
Affiliated Managers Group                      9,100(b)          653,653
Intrawest                                      6,200(c)          112,034
Raymond James Financial                       17,400             595,602
Waddell & Reed Financial Cl A                 16,500             502,920
Total                                                          1,864,209

Food (0.6%)
American Italian Pasta Cl A                   16,510(b)          749,554
Performance Food Group                        21,900(b)          715,254
Total                                                          1,464,808

Health care (10.1%)
American Medical Systems Holdings             61,100(b)        1,375,361
Aradigm                                      100,000(b)          470,000
Arena Pharmaceuticals                         90,000(b)          896,400
ArthoCare                                     18,400(b)          331,384
Atrix Laboratories                            16,800(b)          382,536
BriteSmile                                   138,000(b)          741,060
Cell Therapeutics                             40,700(b)        1,010,581
Cephalon                                      29,100(b)        1,833,300
Conceptus                                     27,500(b)          592,625
CV Therapeutics                               33,100(b)        1,198,220
D&K Healthcare Resources                      14,300             858,286
Endo Pharmaceuticals Holdings                 51,400(b)          519,140
Endocardial Solutions                          9,600(b)           77,856
Endocare                                      79,000(b)        1,557,090
Esperion Therapeutics                         70,000(b)          426,300
First Horizon Pharmaceutical                  19,800(b)          442,728
Impax Laboratories                            62,300(b)          432,362
Integra LifeSciences Holdings                 22,400(b)          630,112
InterMune                                     21,700(b)          652,519
Interneuron Pharmaceuticals                   50,000(b)          437,500
Martek Biosciences                            40,000(b)        1,259,160
Medarex                                       12,300(b)          198,387
MedSource Technologies                        30,000(b,c)        388,800
Neurocrine Biosciences                         9,600(b)          389,664
Novavax                                       70,600(b)          807,664
NPS Pharmaceuticals                            6,900(b)          225,147
Regeneration Technologies                    107,700(b)          780,825
Salix Pharmaceuticals                         41,400(b)          725,742
Scios                                         15,400(b)          445,522
Thoratec                                      77,300(b)          846,435
Transkaryotic Therapies                        9,000(b)          387,450
Trimeris                                       8,500(b)          367,200
Wright Medical Group                          55,200(b)        1,108,968
Total                                                         22,796,324

Health care services (5.9%)
Accredo Health                                22,225(b)        1,272,826
Charles River Laboratories Intl               18,300(b)          567,300
Conneetics                                    70,000(b)          679,000
Cross Country                                 22,000(b)          594,000
CryoLife                                      31,800(b)          664,620
Cytyc                                          4,400(b)          118,448
DaVita                                        13,600(b)          344,080
DIANON Systems                                16,000(b)        1,038,080
First Health Group                            28,900(b)          697,357
IMPATH                                        15,600(b)          640,224
Insmed                                       100,000(b)          280,000
Med-Design                                    18,000(b)          252,900
NeoPharm                                      50,000           1,074,500
OSI Pharmaceuticals                           22,100(b)          865,215
Pharmaceutical Product Development            20,100(b)          700,485
Province Healthcare                           47,350(b)        1,504,309
Renal Care Group                              11,000(b)          360,800
Select Medical                                59,400(b)          950,994
Specialty Laboratories                        11,700(b)          279,513
United Surgical Partners Intl                 10,800(b)          250,560
XOMA                                          48,000(b)          412,320
Total                                                         13,547,531

Household products (--%)
Playtex Products                               5,000(b)           54,300

Industrial equipment & services (0.1%)
Manitowoc                                      4,900             193,550

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Insurance (2.2%)
Berkley (WR)                                  19,100          $1,097,868
Clark/Bardes                                  49,800(b)        1,434,240
Gallagher (Arthur J)                          18,800             616,076
HCC Insurance Holdings                        67,400           1,883,830
Total                                                          5,032,014

Leisure time & entertainment (3.3%)
Acclaim Entertainment                        140,000(b)          635,600
Activision                                    57,650(b)        1,719,699
Alliance Gaming                               40,200(b)        1,227,306
Magna Entertainment Cl A                      43,700(b,c)        353,970
Polaris Inds                                   8,800             560,560
Racing Champions                              23,350(b)          449,488
Scientific Games Holdings                    153,300(b)        1,283,121
Station Casinos                               40,000(b)          666,000
Thor Inds                                     15,000             709,500
Total                                                          7,605,244

Media (1.7%)
Cox Radio Cl A                                 8,500(b)          241,400
Crown Media Holdings Cl A                    126,600(b)        1,569,840
Entravision Communications Cl A               51,800(b)          766,640
Radio One Cl D                                34,000(b)          700,400
TiVo                                          80,200(b)          425,060
University of Phoenix Online                   5,950(b)          248,948
Total                                                          3,952,288

Metals (1.1%)
Commercial Metals                             13,000             546,000
Maverick Tube                                 59,800(b)          975,936
Oregon Steel Mills                           115,000(b)          874,000
Total                                                          2,395,936

Multi-industry conglomerates (6.4%)
AMN Healthcare Services                       19,700(b)          529,930
Career Education                              20,500(b)          811,800
Coinstar                                      88,400(b)        2,978,196
Corinthian Colleges                           18,000(b)          909,900
Corporate Executive Board                     19,800(b)          742,718
Diebold                                       16,000             651,840
Education Management                          15,000(b)          632,550
Global Imaging Systems                        42,400(b)          780,160
Heidrick & Struggles Intl                     38,900(b)          809,120
MemberWorks                                  125,200(b)        2,370,036
Right Management Consultants                  10,000(b)          253,200
RMH Teleservices                             103,500(b)        2,049,300
Spherion                                      33,100(b)          365,755
The Princeton Review                          81,400(b)          708,180
Total                                                         14,592,685

Restaurants & lodging (0.8%)
AFC Enterprises                               12,500(b)          418,125
California Pizza Kitchen                      20,400(b)          510,204
CBRL Group                                    12,000             341,640
New World Restaurant Group                   130,000(b)           54,600
Panera Bread Cl A                              7,400(b)          471,454
Total                                                          1,796,023

Retail (7.1%)
A.C. Moore Arts & Crafts                      15,700(b)          598,955
American Eagle Outfitters                     26,500(b)          656,405
AnnTaylor Stores                              17,600(b)          760,672
Copart                                        23,750(b)          426,075
Cost Plus                                     22,100(b)          604,709
dELiAs Cl A                                  298,000(b)        1,897,962
Duane Reade                                   10,600(b)          360,188
GameStop                                      37,700(b)          761,540
Gap                                           45,000             676,800
Gymboree                                      27,300(b)          402,675
Hollywood Entertainment                       33,100(b)          556,080
J. Jill Group                                 61,500(b)        1,749,675
Linens `N Things                              22,000(b)          671,660
Overture Services                             15,100(b)          421,592
Pacific Sunwear of California                 25,000(b)          615,000
Pier 1 Imports                                19,100             393,269
priceline.com                                200,000(b)        1,046,000
Ross Stores                                   12,300             465,309
Stage Stores                                  26,900(b)          715,540
Too                                           40,500(b)        1,194,345
Tuesday Morning                               21,600(b)          440,662
Whole Foods Market                             4,600(b)          210,174
Williams-Sonoma                               12,500(b)          574,875
Total                                                         16,200,162

Textiles & apparel (1.5%)
Charlotte Russe Holding                       36,400(b)          944,216
Coach                                         11,500(b)          583,165
Hot Topic                                     29,550(b)          617,595
Oakley                                        70,600(b)        1,263,740
Total                                                          3,408,716

Transportation (2.3%)
Forward Air                                   25,000(b)          791,250
Heartland Express                              9,855(b)          196,706
Hunt (JB) Transport Services                  25,000(b)          710,750
Landstar System                               10,500(b)          974,400
RailAmerica                                   41,200(b)          433,424
Roadway Express                               17,500             647,500
Ryder System                                  25,000             738,500
Werner Enterprises                            33,333             698,319
Total                                                          5,190,849

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Issuer                                        Shares            Value(a)

Utilities -- electric (0.3%)
Calpine                                       60,000(b)         $762,000

Utilities -- telephone (0.2%)
Allegiance Telecom                            15,200(b)           45,600
Choice One Communications                     21,500(b)           35,045
CTC Communications Group                      13,600(b)           34,680
Latitude Communications                       80,000(b)          184,000
Primus Telecommunications Group               95,200(b)           48,552
Total                                                            347,877

Total common stocks
(Cost: $196,081,477)                                        $209,541,503

Short-term security (5.9%)
Issuer                    Annualized        Amount             Value(a)
                       yield on date      payable at
                         of purchase        maturity

U.S. government agency
Federal Home Loan Mtge Corp Disc Nt
     04-01-02                  1.70%     $13,542,000         $13,539,442

Total short-term security
(Cost: $13,540,083)                                          $13,539,442

Total investments in securities
(Cost: $209,621,560)(d)                                     $223,080,945

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 2.8% of net assets.

(d) At March 31, 2002, the cost of securities for federal income tax purposes was $212,770,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 21,694,481
     Unrealized depreciation                                 (11,384,457)
                                                             -----------
     Net unrealized appreciation                            $ 10,310,024
                                                            ------------

--------------------------------------------------------------------------------
28 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Partners Small Cap Growth Fund
Fiscal year ended March 31, 2002

Class A
Income distribution taxable as dividend income, 23.10% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00125

Class Y
Income distribution taxable as dividend income, 23.10% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 21, 2001                                                  $0.00259

--------------------------------------------------------------------------------
29 AXP PARTNERS SMALL CAP GROWTH FUND -- ANNUAL REPORT

AXP Partners Small Cap Growth Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AXSCX    Class B: ASGBX
Class C: APRCX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6301 D (5/02)